EXHIBIT 1.1

                                                           CCR&W Draft - 7/23/02

                               $__________________

                             COMCERTZ ABS CORPORATION

                           [Asset Backed Certificates]

                           [Series [___] Certificates]

                             UNDERWRITING AGREEMENT

                                                                  --------, ----

[COMMERZBANK CAPITAL MARKETS CORP.]
[As Representative of the several Underwriters]
[1251 Avenue of the Americas]
[New York, New York  10020]

Dear Sirs:

      Comcertz ABS Corporation (the "Depositor") is a special purpose corporation organized under the laws of Delaware. The Depositor has authorized the issuance and sale of [Adjustable Rate] [Variable Rate] [%] Asset Backed [Senior/Subordinate] Certificates, [Class _] [Series _] (the "Certificates").

      The [Class _] [Series _] Certificates will evidence an interest in certain assets deposited into a Trust (a "Trust") by the Depositor as depositor or transferor pursuant to a Trust Agreement (the "Trust Agreement") [which includes a terms schedule ("Terms Schedule") and incorporates by reference the standard trust terms ("Standard Terms") specified in the Registration Statement (as defined below)].

      The [Class _] [Series _] Certificates of a series will represent fractional undivided interests in the related Trust. The property of the Trust will include (i) [Name of Underlying Securities] ("Underlying Securities") described in the applicable Prospectus Supplement (as defined below), (ii) if so specified in the applicable Prospectus Supplement, any form of credit enhancement to the [Class _] [Series _] Certificates provided by a third party (the "Enhancer") pursuant to the related credit enhancement agreement (the "Enhancement Agreement") as described in such Prospectus Supplement and (iii) if so specified in the applicable Prospectus Supplement, any interest rate swaps, interest rate caps, credit default swaps, total return swaps, any other kinds of swap contracts, exchange contracts, hedging contracts and similar financial contracts and instruments (any such agreement, "Swap Agreement") provided by a third party counterparty (the "Swap Counterparty") as described in such Prospectus Supplement.

      Only the [Class _] [Series _] Certificates are being purchased by the Underwriters named in Schedule A hereto, and the Underwriters are purchasing, severally, only the [Class_] [Series _] Certificates set forth opposite their names in Schedule A, except that the amounts purchased by the Underwriters may change in accordance with Section 10 of this Agreement. [Commerzbank Capital Markets Corp. is acting as representative of the several Underwriters and in such capacity is hereinafter referred to as the "Representative."]

      The [Class _] [Series _] Certificates are more fully described in a Registration Statement which the Depositor has furnished to the Representative. Capitalized terms used but not defined herein shall have the meanings given to them in the [Trust Agreement] [Enhancement Agreement] [Swap Agreement], forms of which have been timely filed as exhibits to the Registration Statement.

      [On or prior to the Closing Date (as defined below), [Commerzbank Capital Markets Corp. ("CCMC")] will sell to the Depositor all of its right, title and interest in and to the Underlying Securities pursuant to a sale agreement (the "Sale Agreement").]

      Section 1. Representations and Warranties of the Depositor. The Depositor represents and warrants to, and agrees with the Underwriters that:


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

            (a) A Registration Statement on Form S-3 (No. 33-____) has (i) been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission" or the "SEC") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statement have been delivered by the Depositor to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each Prospectus included in such Registration Statement, or amendments thereof, including a preliminary Prospectus Supplement which, as completed, is proposed to be used in connection with the sale of the [Class _] [Series _] Certificates before it became effective under the Securities Act and any Prospectus filed with the Commission by the Depositor with the consent of the Representative pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final Prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with
      Section 5(a) hereof and deemed to be a part of the Registration Statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final Prospectus, as supplemented by a Prospectus Supplement (the "Prospectus Supplement") relating to the [Class _] [Series _] Certificates, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424 (b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Depositor filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

            (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date, and as amended or supplemented as of the Closing Date does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by the Underwriters expressly for use therein.

            (c) The financial statements, if any, incorporated by reference in the Registration Statement present fairly the financial position of the Depositor as of the dates indicated and the results of its operations for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a basis which is consistent in all material respects during the periods involved.

            (d) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (e) Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Depositor, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

            (f) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the [Trust Agreement] [Enhancement Agreement] [Swap Agreement], and to cause the [Class _] [Series _] Certificates to be issued.

            (g) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (i) which if determined adversely to the Depositor would have a material adverse effect on the business or financial condition of the Depositor, (ii) asserting the invalidity of this Agreement, the [Sale Agreement] [Trust Agreement] [Enhancement Agreement] [Swap Agreement]
      (iii) seeking to prevent the issuance of the [Class _] [Series _] Certificates or the consummation by the Depositor of any of the transactions contemplated by the [Sale Agreement] [Trust Agreement] [Enhancement Agreement] [Swap Agreement], or (iv) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of the [Sale Agreement] [Trust Agreement] [Enhancement Agreement] [Swap Agreement] or the [Class _] [Series _] Certificates.

            (h) This Agreement has been, and the [Sale Agreement] [Trust Agreement] [Enhancement Agreement] [Swap Agreement] when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Depositor, and this Agreement constitutes, and the [Sale Agreement] [Trust Agreement] [Enhancement Agreement] [Swap Agreement] when executed and delivered as contemplated herein will constitute, legal, valid and binding instruments of the Depositor enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to: (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally; (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and (z) with respect to rights to indemnity and contribution under this Agreement, limitations on the enforceability thereof under applicable securities laws.

            (i) The execution, delivery and performance of this Agreement, the [Sale Agreement] [Trust Agreement] [Enhancement Agreement] [Swap Agreement] by the Depositor and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the [Class _] [Series _] Certificates do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of Trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the property or assets of the Depositor or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets.

            (j) [___________________ are independent public accountants with respect to the Depositor as required by the Securities Act and the Rules and Regulations.]


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

            (k) The direction by the Depositor to the Trustee to execute, countersign, issue and deliver the [Class _] [Series _] Certificates has been duly authorized by the Depositor, and assuming the Trustee has been duly authorized to do so, when executed, countersigned, issued and delivered by the Trustee in accordance with the [Trust Agreement], the [Class _] [Series _] Certificates will be validly issued and outstanding and will be entitled to the benefits provided by the [Trust Agreement].

            (l) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the [Class _] [Series _] Certificates and the sale of the [Class _] [Series _] Certificates to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by this Agreement, the [Sale Agreement] [Trust Agreement] [Enhancement Agreement] [Swap Agreement], except such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the [Class _] [Series _] Certificates by the Underwriters or as have been obtained.

            (m) The Depositor possesses all material licenses, Certificates, authorities or permits issued by the appropriate State, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and the Depositor has not received notice of any proceedings relating to the revocation or modification of any such license, Certificate, authority or permit which if decided adversely to the Depositor would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

            (n) At the time of execution and delivery of the [Trust Agreement], the Depositor will: (1) have good title to the Trust Assets, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any person any of its right, title or interest in the Underlying Securities, in the [Sale Agreement] [Trust Agreement] [Enhancement Agreement] [Swap Agreement] or in the [Class _] [Series _] Certificates being issued pursuant thereto; and (iii) have the power and authority to sell or pledge the Underlying Securities to the Trustee and to sell the [Class _] [Series _] Certificates to the Underwriters. Upon execution and delivery of the Certificates [Trust Agreement] by the Trustee, the Trustee will have acquired beneficial ownership of all of the Depositor's right, title and interest in and to the Trust Assets, Upon delivery to the Underwriters of the [Class _] [Series _] Certificates, the Underwriters will have good title to the [Class _] [Series _] Certificates, free of any Liens.

            (o) As of the Closing Date, each of the Underlying Securities will conform to the description thereof contained in the Prospectus.

            (p) Neither the Depositor nor the Trust is an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations of the Commission thereunder.

            (q) At the Closing Date, the [Class _] [Series _] Certificates and the [Trust Agreement] will conform in all material respects to the descriptions thereof contained in the Prospectus.

            (r) At the Closing Date, the [Class _] [Series _] Certificates shall have been rated in one of the four highest rating categories by at least one nationally recognized rating agency.

            (s) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the [Sale Agreement] [Trust Agreement] [Enhancement Agreement] [Swap Agreement] and the [Class _] [Series _] Certificates have been paid or will be paid at or prior to the Closing Date.

            (t) At the Closing Date, each of the representations and warranties of the Depositor set forth in the [Trust Agreement] will be true and correct in all material respects.

      Any [Class _] [Series _] Certificate signed by an officer of the Depositor and delivered to the Representative or counsel for the Representative in connection with an offering of the [Class _] [Series _] Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.


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

      Section 2. Purchase and Sale. The commitment of the Underwriters to purchase the [Class _] [Series _] Certificates pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Depositor agrees to instruct the Trustee to issue and agrees to sell to the Underwriters, and the Underwriters agree (except as provided in Sections 10 and 11 hereof) to purchase from the Depositor the aggregate initial principal amounts of [Class _] [Series _] Certificates set forth opposite their names on Schedule A, at the purchase price or prices set forth in Schedule A.

      Section 3. Delivery and Payment. Delivery of and payment for the [Class _] [Series _] Certificates to be purchased by the Underwriters shall be made at such place as shall be agreed upon by the Representative and the Depositor at 10:00 A.M. New York City time on _______________, ____ or at such other time or date as shall be agreed upon in writing by the Representative and the Depositor (such date being referred to as the "Closing Date"). Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor. Delivery of the [Class _] [Series _] Certificates shall be made to the Representative for the accounts of the Underwriters against payment of the purchase price thereof. The [Class ] [Series _] Certificates shall be in such denominations and registered in such names as the Representative may request in writing at least two business days prior to the Closing Date. The [Class _] [Series] Certificates will be made available for examination by the Representative no later than 2:00 p.m. New York City time on the first business day prior to the Closing Date.

      Section 4. Offering by the Underwriters. It is understood that, subject to the terms and conditions hereof, the Underwriters propose to offer the [Class _] [Series _] Certificates for sale to the public as set forth in the Prospectus.

      Section 5. Covenants of the Depositor. The Depositor agrees as follows:

            (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a Prospectus is required in connection with the offering or sale of the [Class _] [Series_] Certificates, to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus; (ii) the suspension of the qualification of the [Class _] [Series _] Certificates for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

            (b) To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

            (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a Prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the [Class _] [Series _] Certificates, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include


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

      any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriters and, upon the Underwriters' request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriters are required to deliver a Prospectus in connection with sales of any of the [Class _] [Series _] Certificates at any time nine months or more after the Effective Time, upon the request of the Underwriters but at their expense, the Depositor shall prepare and deliver to the Underwriters as many copies as the Underwriters may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

            (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Depositor or the Underwriters, be required by the Securities Act or requested by the Commission.

            (e) Prior to filing with the Commission any (i) Preliminary Prospectus, (ii) amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus or
      (iii) Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing.

            (f) To make generally available to holders of the [Class _] [Series _] Certificates as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, a statement of earnings of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Depositor, Rule 158) and covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

            (g) To use it best efforts, in cooperation with the Underwriters, to qualify the [Class _] [Series _] Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the [Class _] [Series _] Certificates. The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the [Class _] [Series _] Certificates have been so qualified.

            (h) Not, without the Underwriters' prior written consent, to publicly offer or sell or contract to sell any asset backed securities, or other similar securities representing interests in or secured by other assets originated or owned by the Depositor for a period of [30] business days following the commencement of the offering of the [Class _] [Series _] Certificates to the public.

            (i) So long as the [Class _] [Series _] Certificates shall be outstanding, to deliver to the Underwriters as soon as such statements are furnished to the Trustee (i) any annual statement as to compliance that may be required to be delivered to the Trustee pursuant to the [Trust Agreement] and (ii) any annual statement of a firm of independent public accountants that may be required to be furnished to the Trustee pursuant to the [Trust Agreement].

            (j) To apply the net proceeds from the sale of the [Class _] [Series _] Certificates in the manner set forth in the Prospectus.

      Section 6. Conditions to the Underwriters' Obligations. The obligations of the Underwriters to purchase the [Class _] [Series _] Certificates pursuant to this Agreement are subject to (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Depositor herein contained, (ii) the performance by the Depositor of all of their respective obligations hereunder and (iii) the following conditions as of the Closing Date:


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

            (a) The Underwriters shall have received confirmation of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

            (b) The Underwriters shall not have discovered and disclosed to the Depositor on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of ________________, counsel for the Representative, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (c) All corporate proceedings and other legal matters relating to the authorization, form and validity of this Agreement, the [Trust Agreement] [Enhancement Agreement] [Swap Agreement] [Sale Agreement], the [Class _] [Series _] Certificates, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Representative, and the Depositor shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) Counsel to the Depositor shall have furnished to the
            Underwriters their written opinion, as counsel to the Depositor, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters to the effect that:

                  (i) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of it jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the [Trust Agreement] [Enhancement Agreement] [Swap Agreement] [Sale Agreement], and to cause the [Class _] [Series _] Certificates to be issued;

                  (ii) The Depositor is not in violation of its articles of
            incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, or the Depositor;

                  (iii) This Agreement, the [Trust Agreement] [Enhancement
            Agreement] [Swap Agreement] [Sale Agreement] have been duly authorized, executed and delivered by the Depositor and, assuming the due authorization, execution and delivery of such agreements by the other parties thereto, such agreements constitute valid and binding obligations of the Depositor in accordance with their respective terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (z) with respect to rights to indemnity and contribution under this Agreement, limitations on the enforceability thereof under applicable securities laws;

                  (iv) The execution, delivery and performance of this
            Agreement, the [Trust Agreement] [Enhancement Agreement] [Swap Agreement] [Sale Agreement] by the Depositor, the consummation of the transactions contemplated hereby, and thereby and the issuance and delivery of the [Class _] [Series _] Certificates do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of Trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets;

                  (v) The [Sale Agreement] is sufficient to convey all of CCMC's right, title and interest in the Underlying Securities to the Depositor;

                  (vi) The direction by the Depositor to the Trustee to execute, issue, countersign and deliver the [Class _] [Series _] Certificates has been duly authorized by the Depositor and, assuming that the Trustee has been duly authorized to do so, when executed and countersigned and delivered by the Trustee against payment of the agreed upon consideration therefor in accordance with the [Trust Agreement], the [Class _] [Series _] Certificates will be validly issued and outstanding and will be entitled to the benefits of the [Trust Agreement];

                  (vii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the [Class _] [Series _] Certificates, and the sale of the [Class _] [Series _] Certificates to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by this [Agreement] [Trust Agreement] [Enhancement Agreement] [Swap Agreement] [Sale Agreement] except such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the [Class _] [Series _] Certificates by the Underwriters or as have been previously obtained;

                  (viii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Depositor prior to the Closing Date (other than the financial statements and related schedules, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, and the documents incorporated by reference in the Prospectus and any further amendment to any such incorporated document made by the Depositor prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission complied as to conform in all material respects with the requirements of the Securities Act and the Rules and Regulations of the Commission thereunder;

                  (ix) The Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial and statistical information contained therein as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder;

                  (x) To the best knowledge of such counsel, there are no
            material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

                  (xi) There are no actions, proceedings or investigations
            pending before or, to the best knowledge of such counsel, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of the [Trust Agreement] [Enhancement Agreement] [Swap Agreement] [Sale Agreement], or the [Class _] [Series _] Certificates; (c) seeking to prevent the issuance of the [Class _] [Series _] Certificates or the consummation by the Depositor of any of the transactions contemplated by the [Trust

            Agreement] [Enhancement Agreement] [Swap Agreement] [Sale Agreement] or this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the [Trust Agreement] [Enhancement Agreement] [Swap Agreement] [Sale Agreement], or the [Class _] [Series _] Certificates;

                  (xii) The [Trust Agreement] conforms in all material respects to the description thereof contained in the Prospectus, and is not required to be qualified under the Trust Indenture Act of 1939;

                  (xiii) Neither the Depositor nor the Trust is required to be registered as an "investment company" under the control of an "investment company" as such terms are defined in the 1940 Act;

                  (xiv) The [Class _] [Series _] Certificates have been duly and validly authorized and issued, conform to the description thereof contained in the Prospectus and, immediately prior to the sale thereof to the Underwriters, are owned by the Depositor, free and clear of all Liens;

                  (xv) The statements contained in the Prospectus and the
            Prospectus Supplement, as the case may be, under the captions ["Prospectus Summary--Material Federal Income Tax Consequences," "Prospectus Summary--ERISA Considerations," "Certain ERISA and Other Considerations" and "Material Federal Income Tax Consequences"], insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof;

                  (xvi) Assuming that the [Class _] [Series _] Certificates have been duly and validly authorized, executed and authenticated or countersigned in the manner contemplated in the [Trust Agreement], when delivered and paid for by the Underwriters as provided in this Agreement, they will be validly issued and outstanding and entitled to the benefits of the [Trust Agreement];

                  (xvii) The [Class _] [Series _] Certificates and the [Trust
            Agreement] conform to the descriptions thereof contained in the Prospectus; and

                  (xviii) The statements in the Prospectus and the Prospectus
            Supplement, as the case may be, under the headings "[Material Federal Income Tax Consequences]," "[State Consequences]," "[ Certain ERISA and Other Considerations]," "[Legal Investment Considerations]," and "[Legal Investment]" to the extent that they constitute matters of New York or federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects with respect to those consequences or aspects that are discussed.

      Such counsel shall also state that nothing has come to its attention that would lead such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement, and on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no view as to (i) financial and statistical information contained therein or (ii) any description in the Prospectus of any third party providing a derivative agreement or credit enhancement to the [Class _] [Series _] Certificates.

      Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by, officers of the parties to this Agreement, the [Trust Agreement] [Enhancement Agreement] [Swap Agreement] [Sale Agreement]. Such opinion may be qualified as an opinion only on the laws of the State of New York and the federal law of the United States, and in respect only of the due incorporation and due existence of the Depositor, the laws of the State of Delaware. To the extent that such firm relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such firm that is delivered to you.

            (e) [The Underwriters shall have received an opinion, dated the Closing Date, of [__________], special counsel to the Depositor, addressed to the Depositor and satisfactory to the

      Enhancer, the Rating Agencies and the Underwriters, with respect to certain matters relating to the transfer of the Underlying Securities to the Trust and the perfection of the Trust's security interest in the Underlying Securities, and such counsel shall have consented to reliance on such opinion by the Enhancer, the Rating Agencies and the Underwriters as though such opinion had been addressed to each such party.]

            (f) [The Swap Counterparty shall have furnished to the Underwriters a written opinion as counsel to the Swap Counterparty, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

                  (i) The Swap Counterparty has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of [_________], with corporate power to own its properties, to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Swap Agreement; and

                  (ii) The Swap Agreement has been duly authorized, executed and delivered by the Swap Counterparty and, assuming the due authorization, execution and delivery of such agreement by the other party thereto, constitutes the legal, valid and binding agreement of the Swap Counterparty, enforceable against Swap Counterparty in accordance with its terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (y) general principles of equity [regardless of whether enforcement is sought in a proceeding in equity or at law)].

            (g) [CCMC's internal counsel], shall have furnished to the Underwriters a written opinion, as counsel to CCMC, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

                  (i) CCMC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of [ ___ ], with corporate power to own its properties, to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Administration Agreement [and the Sale Agreement]; and

                  (ii) [Each of] the Administration Agreement [and the Sale
            Agreement] has been duly authorized, executed and delivered by CCMC and, assuming the due authorization, execution and delivery of such agreement by the other party thereto, constitutes the legal, valid and binding agreement of CCMC, enforceable against CCMC in accordance with its terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (y) general principles of equity (regardless of whether enforcement is sought in equity or at law).

            (h) The Underwriters shall have received an opinion of counsel to the Trustee, dated the Closing Date, addressed to the Underwriters and in form and scope satisfactory to counsel to the Underwriters, to the effect that:

                  (i) The Trustee has duly authorized, executed and delivered the [Trust Agreement], which constitutes the legal, valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, subject, as to enforcement of remedies, to (x) applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the rights of creditors generally, and (y) to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (ii) Upon the execution, countersignature and delivery of the
            [Class _] [Series _] Certificates by the Trustee on the Closing Date, the [Class _] [Series _] Certificates will have been duly issued on behalf of the Trust;

                  (iii) The execution and delivery by the Trustee of the [Trust
            Agreement] and the performance by the Trustee of its obligations thereunder, including the execution and countersignature of the [Class _] [Series _] Certificates, do not conflict with or result in a violation of the certificate of incorporation or by-laws of the Trustee;

                  (iv) The Trustee has full power and authority to execute and deliver the [Trust Agreement] and to perform its obligations thereunder;

                  (v) There are no actions, proceedings or investigations
            pending or threatened against or affecting the Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if decided adversely to the Trustee, would materially and adversely affect the ability of the Trustee to carry out the transactions contemplated in the [Trust Agreement]; and

                  (vi) No consent, approval or authorization of, or
            registration, declaration or filing with, any court or governmental agency or body of the United States of America or any state thereof is required for the execution, delivery or performance by the Trustee of the [Trust Agreement].

            (i) The Underwriters shall have received an opinion or opinions, dated the date of the Closing Date, of _______________, counsel for the Representative, with respect to the issue and sale of the [Class _] [Series _] Certificates, the Registration Statement, this Agreement, the Prospectus and such other related matters as the Underwriters may reasonably require.

            (j) The Underwriters shall have received an opinion dated the Closing Date, of __________________________, special counsel for the Enhancer in form and scope satisfactory to counsel for the Underwriters, to the effect that:

                  (i) The Enhancer is duly incorporated, validly existing, and in good standing under the laws of [the State of New York] [the United States];

                  (ii) The Enhancer has the corporate power to execute and
            deliver, and to take all action required of it under the Enhancement Agreement;

                  (iii) The execution, delivery and performance by the Enhancer of the Enhancement Agreement does not require the consent or approval of, the giving of notice to, the prior registration with, or the taking of any other action in respect of any state or other governmental agency or authority which has not previously been obtained or effected;

                  (iv) The Enhancement Agreement has been duly authorized,
            executed and delivered by the Enhancer and constitutes the legal, valid and binding agreement of the Enhancer, enforceable against the Enhancer in accordance with its terms subject, as to enforcement, to
            (x) bankruptcy, reorganization, insolvency, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferential transfers and equitable subordination, presently or from time to time in effect and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), as such laws may be applied in any such proceeding with respect to the Enhancer, and (y) the qualification that the remedy of specific performance and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings with respect thereto may be brought;

                  (v) The Enhancement Agreement is not required to be registered under the Securities Act; and

                  (vi) The information in the Prospectus concerning the Enhancer and the Enhancement Agreement does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.]

            (k) The Depositor shall have furnished to the Underwriters a Certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President stating that:

                  (i) The representations and warranties of the Depositor in
            Section 1 are true and correct as of the Closing Date; and the Depositor has complied with all its agreements contained herein; and

                  (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (x) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (y) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

            (l) The Trustee shall have furnished to the Underwriters a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Closing Date, as to the due authorization, execution and delivery of the [Trust Agreement] by the Trustee and the acceptance by the Trustee of the Trusts created thereby and the due execution, countersignature and delivery of the [Class _] [Series _] Certificates by the Trustee thereunder and such other matters as the Representative shall reasonably request.

            [(m) An Indemnification Agreement shall have been entered into among the Enhancer, the Depositor and the Underwriters, representing to the Underwriters and the Depositor, among other representations, that the information under the captions ["The Enhancer" "Description of the [Class _] [Series _] Certificates - - the Enhancement Agreement" and "Financial Statements of Enhancer"] in the Prospectus Supplement was approved by the Enhancer and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            [(n) The Enhancement Agreement shall have been issued by the Enhancer and shall have been duly countersigned by an authorized agent of the Enhancer, if so required under applicable state law or regulation.]

            (o) On the Closing Date, the Underwriters shall have received evidence satisfactory to them that, on or before the Closing Date, UCC-l financing Statements have been filed [in the office of the Secretary of State of the State(s) of __________] [and] [the District of Columbia] in the appropriate office or offices in such other locations as may be specified in the opinion of counsel delivered pursuant to Section 6(e) hereof and in such other jurisdictions as your counsel deems appropriate, reflecting the interest of the Trust in the Underlying Securities now existing, any additional balances hereafter created and in the other assets of the Trust.

            (p) The [Class _] [Series _] Certificates shall have been rated ["_"] and ["_"] by [the Rating Agencies, respectively].

            (q) [The Underwriters shall have received at or before the Closing Date, (i) from _____________________, letters, dated as of the date of this Agreement, substantially in the form of Exhibit A hereto (the "Initial Comfort Letters") and bring down letters dated as of the Closing Date, (A) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (B) stating the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter, and (C) in the case of the bring-down letters, confirming in all material respects the conclusions and findings set forth in the Initial Comfort Letters and (ii) from ___________, letters, dated as of the date of this Agreement, substantially in the form of Exhibit B hereto, (A) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (B) stating the conclusions and findings of such firm with respect to the matters covered by its letter.]

            (r) Prior to the Closing Date, counsel for the Representative shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the [Class _] [Series _] Certificates as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Depositor in connection with the issuance and sale of the [Class _] [Series _] Certificates as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Representative.

            (s) Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or the declaration by the United States of a national emergency or war; (v) there has occurred any other calamity or crisis in the United States or elsewhere (including any attacks by terrorists or states sponsoring terrorism) resulting in material disruption in the U.S. financial markets or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it, in the judgment of the Underwriters, impractical or inadvisable to proceed with the public offering or delivery of the [Class _] [Series _] Certificates on the terms and in the manner contemplated in the Prospectus.

      If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 7.

      All opinions, letters, evidence and Certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Representative.

      Section 7. Payment of Expenses. The Depositor agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the [Class _] [Series _] Certificates and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the fees and expenses of qualifying the [Class _] [Series _] Certificates under the securities laws of the several jurisdictions as provided in Section 5 (g) and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Representative); (f) any fees charged by rating agencies for rating the [Class _] [Series _] Certificates; and (g) all other costs and expenses incident to the performance of the obligations of the Depositor (including costs and expenses of your counsel); provided that, except as provided in this Section 7, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the [Class _] [Series _] Certificates which they may sell and the expenses of advertising any offering of the [Class _] [Series _] Certificates made by the Underwriters.

      If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 or Section 11, the Depositor shall reimburse the Underwriters for all reasonable out-of-pocket expenses, including fees and disbursements of [_______________], counsel for the Representative.

      Section 8. Indemnification and Contribution.

            (a) The Depositor agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the [Class _] [Series _] Certificates, to which the Underwriters or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Underwriters and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriters or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Prospectus or the Registration Statement in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of any of the Underwriters specifically for inclusion therein; and provided further that as to any Preliminary Prospectus this indemnity shall not inure to the benefit of any Underwriter or any controlling person on account of any loss, claim, damage, liability or action arising from the sale of the [Class _] [Series _] Certificates to any person by such Underwriter if such Underwriter failed to send or give a copy of the Prospectus, as amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in the Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Depositor with Section 5(c). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and none of the Underwriters shall be obligated to send or give any supplement or amendment to any document incorporated therein by reference to any person other than a person to whom an Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Depositor may otherwise have to the Underwriters or any controlling person of any of the Underwriters.

            (b) Each Underwriter severally agrees to indemnify and hold harmless the Depositor, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of such Underwriter specifically for inclusion therein, and shall reimburse the Depositor and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Depositor or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which such Underwriter may otherwise have to the Depositor or any such director, officer or controlling person.

            (c) Promptly after receipt by any indemnified party under this
      Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this
      Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8.

            If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (1) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Section 8 consist of the Underwriters or any of their controlling persons, or by the Depositor, if the indemnified parties under this Section 8 consist of the Depositor or any of the Depositor's directors, officers or controlling persons.

            Each indemnified party, as a condition of the indemnity agreements contained in Section 8(a) and (b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

            (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (1) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriters on the other from the offering of the [Class _] [Series _] Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such lose, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

            The relative benefits of the Underwriters and the Depositor shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Final Prospectus bears to the public offering price appear.

            The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor or by one of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

            The Depositor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

            In no case shall any Underwriter (except as may be provided in any agreement among the Underwriters relating to the offering of the [Class _] [Series _] Certificates) be responsible for any amount in excess of the Underwriting discount applicable to the [Class _] [Series _] Certificates purchased by such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
      Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The Underwriters confirm that the information set forth [(i) in the last paragraph on the cover page, (ii) in the first paragraph on the inside cover page and (iii) in the second to last paragraph under the caption "Underwriting"] in the Prospectus Supplement are correct and constitute the only information furnished in writing to the Depositor by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

      Section 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in Certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or on behalf of the Depositor and shall survive delivery of any [Class _] [Series _] Certificates to the Underwriters.

      [Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters participating in the public offering of the [Class _] [Series _] Certificates shall fail at the Closing Date to purchase the [Class _] [Series _] Certificates which it is (or they are) obligated to purchase hereunder (the Defaulted [Class _] [Series _] Certificates), then the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted [Class _] [Series _] Certificates in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Underwriters have not completed such arrangements within such 24-hour period, then:

                  (i) if the aggregate principal amount of Defaulted [Class _]
            [Series _] Certificates does not exceed (10%) of the aggregate principal amount of the [Class _] [Series _] Certificates to be purchased pursuant to this Agreement, the non-defaulting Underwriters named in this Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

                  (ii) if the aggregate principal amount of Defaulted [Class _]
            [Series _] Certificates exceeds [10%] of the aggregate principal amount of the [Class _] [Series _] Certificates to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of any non-defaulting Underwriters.

      No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

      In the event of a default by any Underwriters as set forth in this Section 10, either the Underwriters or the Depositor shall have the right to postpone the Closing Date for a period not exceeding five Business Days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.]

      Section 11. Termination of Agreement. The Underwriters may terminate this Agreement immediately upon notice to the Depositor, at any time at or prior to the Closing Date if any of the events or conditions described in Section 6(v) of this Agreement shall occur and be continuing. In the event of any such termination, the covenant set forth in subsection 5(d), the provisions of
Section 7 [, the indemnity agreement set forth in Section 8,] and the provisions of Sections 9 and 14 shall remain in effect.

      Section 12. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to [_______________, _______________,
      Attention: _______________ (Fax: _______________)];

            (b) if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Depositor set forth in the Registration Statement, Attention: Corporate Secretary, Comcertz ABS Corporation (Fax: 212-346-9012);

      Section 13. Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Depositor, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any of the Underwriters within the meaning of Section 15 of the Securities Act, and for the benefit of directors of the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Depositor within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

      Section 14. Survival. The respective indemnities, representations, warranties and agreements of the Depositor and the Underwriters contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the [Class _] [Series _] Certificates and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

      Section 15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

      Section 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      Section 17. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

      Section 18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [Signature Page Follows]

      If the foregoing correctly sets forth the agreement between the Depositor and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                     Very truly yours,

                                     COMCERTZ ABS CORPORATION

                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

CONFIRMED AND ACCEPTED,
    of the date first above written:

[COMMERZBANK CAPITAL MARKETS CORP.]
    [Acting on its own behalf and as Representative of the several Underwriters referred to in the foregoing
    Agreement.]

By:
   -------------------------------------
     Name:
     Title:

                                   SCHEDULE A

                            Initial Principal Amount of
                        [Class __] [Series _] Certificates
 Name of Underwriter           Purchased by Underwriter        Purchase Price to Underwriter
---------------------- ------------------------------------  ---------------------------------
                                   $                               $
--------------------                ----------------                --------------------
                                   $                               $
--------------------                ----------------                --------------------
                                   $                               $
--------------------                ----------------                --------------------
                                   $                               $
--------------------                ----------------                --------------------
 Total                             $                               $
                                    ----------------                --------------------